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                                                                   EXHIBIT 10.22

                                    AMENDMENT
                          TO THE EXECUTIVE SUPPLEMENTAL
                     RETIREMENT PLAN AGREEMENT AND THE LIFE
                 INSURANCE ENDORSEMENT METHOD SPLIT DOLLAR PLAN
                        AGREEMENT DATED OCTOBER 20, 1999

     This Amendment, made and entered into this 7th day of April, 2003, by and between Gwinnett Banking Company, a Bank organized and existing under the laws of the State of Georgia, hereinafter referred to as the, "Bank", and Larry D. Key, a Key Employee and Executive of the Bank, hereinafter referred to as the, "Executive", shall effectively amend the Executive Supplemental Retirement Plan Agreement and the Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 20, 1999.

1. Subparagraph I (D) titled, "Early Retirement Date" shall be deleted in its entirety and replaced with the following: "Early Retirement Date" shall mean retirement of the Executive from service with the Bank which is effective prior to his Normal Retirement Age, provided the Executive has attained at least age sixty (60). "Early Retirement Age" shall mean the date on which the Executive attains age sixty (60).

2. Subparagraph I (G) titled, "Index Retirement Benefit", shall be deleted in its entirety and replaced with the following:

     G.   The Index Retirement Benefit:

          (i) The "Index Retirement Benefit" for the Executive for each Plan Year shall be equal to the excess (if any) of the Index (Subparagraph I [H]) for that Plan Year over the Opportunity Cost (Subparagraph I [I]) for that Plan Year, divided by a factor equal to 1.03 minus the Bank's marginal tax rate for the Plan year. The Bank's marginal tax rate shall be determined annually by the Bank's certified public accounting firm and shall be binding on the Bank and the Executive.

               An illustration of the calculation of the Index Retirement Benefit as set forth herein is attached hereto and marked as Exhibit "A". The numbers referred to in said Exhibit A are not actual nor representative of any Index Retirement Benefit that may be actually calculated per this Executive Agreement. Exhibit A is attached hereto merely for illustrative purposes only and the Bank does not make any promises or other representations regarding any said amounts set for the therein.


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          (ii) The "Index Retirement Benefit" for the Executive for each Plan
               Year shall be equal to the excess (if any) of the Index (Subparagraph I [H]) for that Plan Year over the Opportunity Cost (Subparagraph I [I]) for that Plan Year, divided by a factor equal to .89 minus the Bank's marginal tax rate for the Plan year. The Bank's marginal tax rate shall be determined annually by the Bank's certified public accounting firm and shall be binding on the Bank and the Executive. The break even factor as set forth in this paragraph is applicable for the additional life insurance policies as listed hereinbelow in this same amendment.

3. Subparagraph I (H) titled, "Index", of the October 20, 1999 Agreement shall be amended to add the following life insurance policies to said Agreement:

I.   DEFINITIONS

     H.   Index:

          Insurance Company:          ING/Southland Life Insurance Company
          Policy Form:                Flexible Premium Adjustable Life
          Policy Name:                Max Universal Life
          Insured's Age and Sex:      58, Male
          Riders:                     None
          Ratings:                    None
          Option:                     Level
          Face Amount:                $445,791
          Premiums Paid:              $232,500
          Number of Premium Payments: Single
          Assumed Purchase Date:      April 7, 2003

          Insurance Company:          New York Life Insurance & Annuity
                                      Corporation
          Policy Form:                Flexible Premium Adjustable Life
          Policy Name:                BOLI 20.1
          Insured's Age and Sex:      58, Male
          Riders:                     None
          Ratings:                    None
          Option:                     Level
          Face Amount:                $467,360
          Premiums Paid:              $232,500
          Number of Premium Payments: Single
          Assumed Purchase Date:      April 7, 2003

4. Subparagraph I (K) titled, "Normal Retirement Age" shall be deleted in its entirety and replaced with the following: "Normal Retirement Age" shall mean the date on which the Executive attains age sixty-two (62).


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5. Page one (1) of the Life Insurance Endorsement Method Split Dollar Agreement
shall be amended to add the following life insurance policies to said Agreement:

          Insurer:       ING/Southland Life Insurance Company
          Policy Number: 0660027236

          Insurer:       New York Life Insurance & Annuity Corporation
          Policy Number: 56604465

     This Amendment shall be effective the 7th day of April, 2003. To the extent that any paragraph, term, or provision of said agreement is not specifically amended herein, or in any other amendment thereto, said paragraph, term, or provision shall remain in full force and effect as set forth in said October 20, 1999 agreements.

     IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

                         GWINNETT BANKING COMPANY
                         Lawrenceville, Georgia

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


/s/ Beth R. Tynan        By: /s/ Beth R. Tynan      VP Controller
----------------------       --------------------   Title
Witness


/s/ Jennifer M. Burll    /s/ Larry D. Key
----------------------   ------------------------
Witness                  Larry D. Key
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